MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     28-Apr-97
Reporting Month:  March

                   Class
                   Interest     Beginning       Interest      Interest      Principal    Total         Applied Ending
Class              Rate         Balance         Accrual       Payment       Payment      Distribution  Losses  Balance
Merit 3 Class A     6.237500%   $61,795,491.64  $321,207.82   $321,207.82  $3,238,443.95 $3,559,651.77 $0.00   $58,557,047.69
Merit 3 Class B    15.000000%   $13,585,736.00  $169,821.70   $169,821.70          $0.00   $169,821.70 $0.00   $13,585,736.00

                                $75,381,227.64  $491,029.52   $491,029.52  $3,238,443.95 $3,729,473.47 $0.00   $72,142,783.69

Class               CUSIP               Priority  Principal Type Interest Type
Merit 3 Class A     589962AG4           Senior    Sequential     Floater
Merit 3 Class B     589962AH2           Senior    Sequential     Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Apr-97
Reporting Month:  March


                                                                    Interest    Interest     Principal
                   Original        Original  Integral     Record    Accrual     Payment      Payment     Ending         Remaining
Class              Balance         Pct Pool  Denomination Date      Factor      Factor       Factor      Balance        Principal
Merit 3 Class A    $144,348,444.00 85.00%    $1,000.00    31-Mar-97  2.22522537   2.22522537 22.43490723 $58,557,047.69 0.40566456
Merit 3 Class B     $13,585,736.00  8.00%    $1,000.00    31-Mar-97 12.50000000  12.50000000  0.00000000 $13,585,736.00 1.00000000

                   $157,934,180.00                                                                       $72,142,783.69

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   28-Apr-97
Report Date:    March

Collateral Proceeds Account


Beginning Balance                                        $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                      $523,640.34         Interest Payments                          $491,029.52
Principal                                        $3,238,443.95         Principal Payments                       $3,238,443.95
Deposits From Reserve Fund                               $0.00         Surplus                                     $21,188.21
Other Deposits                                           $0.00         FSA Fee                                     $11,422.61
                                                                       Discount Principal Reserve                       $0.00

Total Deposit                                    $3,762,084.29         Total Withdrawals                        $3,762,084.29

                                                                       Ending Balance                                   $0.00

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         28-Apr-97
Reporting Month       March

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage    Adjustments Losses(1)   Insured Balance Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 13.62% $11,887,519.82 $0.00       $186,421.09 $84,030,303.51  14.15% $11,887,519.82

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 38.41% $2,619,944.00 $0.00       $0.00  $6,804,623.25   38.50% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                                 $21,188.21

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                21          $3,201,594             3.81%
60+ Days                12          $1,979,891             2.36%
90+ Days                29          $4,810,960             5.73%
Foreclosure             12          $2,299,106             2.74%
REO                     23          $4,067,485             4.84%

Totals                  97         $16,359,036            19.47%


Advances on Delinquencies                                      $158,834.18
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.